SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant To
                              Section 14(A) Of The
                         Securities Exchange Act Of 1934


                           Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]


                           Check the appropriate box:
                       [X] Preliminary Proxy Statement [ ]
          Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           THE HIRTLE CALLAGHAN TRUST
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction  applies:  __________
2)  Aggregate number of securities to which transaction applies: ______________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________________________
4)  Proposed maximum  aggregate value of transaction:  _________________________
5)  Total fee paid: _______________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid: ____________________________________________
2)  Form, Schedule or Registration Statement No.: ______________________
3)  Filing Party: ______________________________________________________
4)  Date Filed: ________________________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF

                           THE HIRTLE CALLAGHAN TRUST

                         TO BE HELD ON OCTOBER 25, 2004

TO THE SHAREHOLDERS:

A Special Meeting ("Special Meeting") of shareholders of The Small Capitalization Equity Portfolio ("Portfolio") of The Hirtle Callaghan Trust ("Trust") will be held on October 25, 2004, at the Trust's principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m.

At the Special Meeting, shareholders of the Portfolio will be asked to consider the engagement of two additional investment advisory organizations to provide portfolio management services to the Portfolio, as follows:

(1) To approve a portfolio management agreement ("IronBridge Agreement") between the Trust and IronBridge Capital Management LLC ("IronBridge") relating to the Portfolio;

(2) To approve an amendment to the IronBridge Agreement that will, under certain circumstances, provide for the payment to IronBridge of performance-based compensation;

(3) To approve a portfolio management agreement ("Franklin Agreement") between the Trust and Franklin Portfolio Associates LLC ("Franklin") relating to the Portfolio; and

(4) To approve an amendment to the Franklin Agreement that will, under certain circumstances, provide for the payment to Franklin of performance based compensation.

Shareholders of record of the Portfolio at the close of business on September 17, 2004 ("Record Date") are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

It is important that you return your signed proxy promptly so that a quorum may be assured.

         BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

                                 PROXY STATEMENT
                           THE HIRTLE CALLAGHAN TRUST
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
                           West Conshohocken, PA 19428

                                 PROXY STATEMENT

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Hirtle Callaghan Trust (the "Trust"), with respect to The Small Capitalization Equity Portfolio ("Portfolio"). Proxies so solicited are intended for use at a special meeting of shareholders of the Portfolio or any adjournment of that meeting (the "Special Meeting"), to be held on October 25, 2004 at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at [10:00] a.m. The purpose of the Special Meeting is to consider the approval of portfolio management arrangements, as set forth in the Notice of Meeting accompanying this Proxy Statement and more fully described below ("Proposals"). It is anticipated that this Proxy Statement and proxy will first be mailed to shareholders on or about ___________, 2004. Persons who were shareholders of record of the Portfolio on September 17, 2004 ("Record Date") are entitled to vote at the Special Meeting. As of the Record Date, there were ___________ shares ("Record Date Shares") outstanding for the Portfolio.

Quorum; Vote Required to Approve Proposals. The presence of the holders of 40% of the Record Date Shares of the Portfolio, represented in person or by proxy, shall constitute a quorum for the purpose of conducting business at the Special Meeting. Approval of each of the Proposals requires the approval of the holders of a "majority of the outstanding voting securities" of the Portfolio. Under the Investment Company Act of 1940, as amended ("Investment Company Act"), this term means the lesser of: (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. Persons and groups known by management to own of record or beneficially 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading "Other Matters."

If the accompanying proxy is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. If no instructions are specified, shares will be voted "FOR" approval of the Proposals. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Costs associated with the solicitation of proxies will be borne by the Trust; officers of Hirtle Callaghan and Co., Inc. ("Hirtle Callaghan") may assist in the solicitation, without separate compensation. When voting on any proposed adjournment, the persons named as proxies on the enclosed proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust's most recent Annual Report to Shareholders, dated June 30, 2004, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of such report without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

                    BACK GROUND AND SUMMARY OF THE PROPOSALS

The Trust is a diversified, open-end management investment company. The Trust was organized in 1994 by Hirtle Callaghan to operate in a "multi-manager" or "manager of managers" format.(1) Under this structure, day-to-day portfolio management services are provided to each of the Trust's portfolios by one or more independent investment advisory firms (each, a "Specialist Manager"). The Small Capitalization Equity Portfolio ("Small Cap Portfolio" or "Portfolio") is one of eight separate investment portfolios currently offered by the Trust. Day-to-day investment decisions for the Portfolio are currently the responsibility of three Specialist Managers, acting under the supervision of the Board of Trustees and Hirtle Callaghan & Co., Inc.(2)

At the Special Meeting, shareholders of the Portfolio will be asked to consider the engagement of IronBridge Capital Management LLC ("IronBridge") and Franklin Portfolio Associates, LLC ("Franklin") to serve as additional Specialist Managers for the Small Cap Portfolio. These engagements were approved, subject to the approval of the Portfolio's shareholders, by the Trust's Board of Trustees, at a meeting of the Board held on September 14, 2004, together with separate portfolio management representatives from each of IronBridge ("Proposed IronBridge Agreement") and Franklin ("Proposed Franklin Agreement") (collectively, the "Proposed Agreements"). Detailed information about the Proposed Agreements is set forth in Proposal 1 (with respect to IronBridge) and Proposal 3 (with respect to Franklin).

Shareholders will also be asked to consider approval of arrangements that would, under certain circumstances, provide for the payment to each of the proposed new Specialist Managers of performance based compensation, in each case in accordance with a performance based arrangement know as a "fulcrum fee." Under the fulcrum fee arrangement proposed for your approval, the advisory fee specified in the Proposed Agreements would be subject to adjustment upwards only to the extent that the performance achieved for the Portfolio relative to the Russell 2000 Index (the "Russell 2000") by IronBridge or Franklin, as the case may be, results in sufficient value added to cover the specified fee. Stated another way, the proposed fulcrum fee arrangement will result in a fee reduction where performance achieved by a manager merely equals the return of the Russell 2000. Conversely, if the performance achieved falls short of the benchmark return, the fee to which the relevant manager is entitled will decrease. Even if approved by the Portfolio's shareholders, the fulcrum fee arrangements will not be implemented unless and until an order specifically authorizing the fulcrum fee structure is issued by the Securities and Exchange Commission ("SEC"). If implemented, these fulcrum fee arrangements could increase the fee paid by the Portfolio, even during periods when the overall value of the Portfolio is declining. Detailed information about the proposed fulcrum fee arrangements is set forth in Proposal 2 (with respect to IronBridge) and Proposal 4 (with respect to Franklin).

The remainder of this Proxy Statement sets forth detailed information about the impact that implementation of the Proposed Agreements and the proposed fulcrum fee arrangements would have on the Portfolio, the background and experience of IronBridge and Franklin, and the factors considered by the Board of Trustees in determining to approve such agreements and fulcrum fee arrangements. Shareholders are referred, in particular, to Appendix A to this Proxy Statement, which includes examples designed to illustrate the impact that implementation of the Proposed Agreements and fulcrum fee or performance based fee arrangements would have on the fees and expenses associated with an investment in the Portfolio.(3)


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
               OF THE PORTFOLIO VOTE "FOR" PROPOSALS 1, 2, 3 & 4.


-----------
(1) Additional background information about the Trust is set forth at page 15 of this Proxy Statement, under the heading "History and Management of the Trust."

(2) Further information about Hirtle Callaghan & Co., Inc. is set forth at page 16 of this Proxy Statement; information about each of the Portfolio's current Specialist Managers appears at page 17 under the heading "Specialist Manager Guide."

(3) For purposes of the examples presented in Appendix A, it has been assumed that the assets of the Portfolio will be divided evenly among the five specialist managers, although actual allocations may vary.

                                   PROPOSAL 1

 APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE TRUST AND IRONBRIDGE
              RELATING TO THE SMALL CAPITALIZATION EQUITY PORTFOLIO

The proposed engagement of IronBridge as a Specialist Manager for the Portfolio is the result of an extensive search, undertaken by Hirtle Callaghan, for investment advisory organizations experienced in the universe of small capitalization companies in which the Portfolio primarily invests, as generally represented by the Russell 2000. Hirtle Callaghan's recommendations were presented to the Board at meetings held on August 26, 2004 and September 14, 2004, and, at the September 14th meeting, the Board, including a majority of those Trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act, approved the proposed IronBridge engagement and the Proposed IronBridge Agreement.

Hirtle Callaghan's recommendation was based on its view of the performance of trends in the small capitalization equity markets generally; the nature of the investment process employed by IronBridge relative to the Portfolio's current Specialist Managers and the need, in Hirtle Callaghan's view, to ensure that, as the assets of the Portfolio grow, the Portfolio will continue to have access to portfolio managers with the capacity and experience to take advantage of investment opportunities within the small cap market sector. Also a factor in this recommendation was the fact that IronBridge had agreed to accept an asset based fee calculated at the rate lower than those offered to other clients of IronBridge, pending approval and implementation of a fulcrum fee arrangement.4

In reaching its decision to approve the IronBridge engagement, the Board (i) concluded that the IronBridge investment approach, which focuses on both growth and value stocks, together with the professional experience of the IronBridge investment team would augment the Portfolio's access to the small cap market;
(ii) reviewed information relating to the performance achieved by IronBridge in managing other accounts in accordance with the same investment approach to be implemented for the Portfolio; and (iii) concluded that the rate at which the IronBridge fee would be calculated under the Proposed IronBridge Agreement was, although higher than rates charged by other Specialist Managers for the Portfolio, both fair and reasonable in light of the services to be provided by
IronBridge and was lower than the fee schedule offered to other IronBridge clients. More detailed information about IronBridge and the Board's consideration of this Proposal No. 1 are set forth below. A copy of the Proposed IronBridge Agreement is set forth in Appendix B to this proxy statement.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1

Factors Considered by the Board. In evaluating Hirtle Callaghan's recommendation that additional managers be engaged for the Portfolio, the Board considered the fact that investments in small capitalization equity securities generally require intensive "issuer by issuer" research; that mangers in this sector may be less effective managing large asset pools than is the case in, for example, the large cap sector (i.e. companies represented in the S&P 500 Stock Index); and that certain of the Portfolio's current Specialist Managers had informed the Trust that they were reaching capacity. The Board also considered information received from Hirtle Callaghan regarding the manager search that resulted in the recommendation, Hirtle Callaghan's evaluation of IronBridge, its investment philosophy and disciplined investment approach; the professional background and experience of the IronBridge investment team and IronBridge's expected contribution to the Portfolio's effort to achieve its overall objective in the small cap asset class. The Board also received a detailed presentation from representatives of IronBridge regarding the IronBridge "core" investment approach, which focuses on both value and growth stocks; the firm's cash flow based investment analysis (including the analysis that precedes buy and sell decisions); the quantitative and qualitative analytics used by IronBridge to identify companies that are managed for shareholder value and whose stock is priced at a discount to market expectations; and the disciplines that IronBridge anticipates it would use in structuring investments for the Portfolio.

The Board also considered the advisory fee proposed to be paid under the Proposed IronBridge Agreement. In particular, the Board was aware that the Proposed IronBridge Agreement calls for a fee calculated at an annual rate of ..60% of those assets of the Portfolio that may be allocated to IronBridge from time to time, and that such annual rate is higher than any other current or proposed fee schedule applicable to the Portfolio. In this regard, the Board

----------
(4) This arrangement and the Board's consideration thereof are described in connection with Proposal 2.

considered information provided by IronBridge with respect to the depth of its research and its proprietary analytical models. Also considered were the annual fee rates charged by IronBridge to other of the firm's clients and representations made by Hirtle Callaghan to the effect that the fee rate included in the Proposed IronBridge Agreement was, as a result of an arms-length bargaining process, lower than the fee that would otherwise be available in connection with the engagement in recognition of the willingness of the Board to consider moving to the proposed fulcrum fee arrangement. The Board also considered the fact that the impact that the proposed fee rate would have on the Portfolio's expense ratio would depend on future determinations as to the percentage of the Portfolio's assets allocated to IronBridge.

The Board also considered the fact that the terms and conditions set forth in the Proposed IronBridge Agreement are substantively the same as those to which the Portfolio's current Specialist Managers are subject. Under the Proposed IronBridge Agreement, IronBridge would: (i) provide a continuous investment program for that portion of the Portfolio's assets that may be allocated to it;
(ii) provide investment research; (iii) select brokers and dealers through which securities transactions are to be executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The agreement also provides that the named portfolio manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the portfolio manager for any loss sustained by the Trust except losses caused by willful misfeasance, reckless disregard of duty, bad faith or gross negligence on the part of the portfolio manager; termination by the Trust or by the portfolio manager upon sixty days' written notice; and termination in the event of an "assignment" as defined in the Investment Company Act. The Proposed IronBridge Agreement also provides that IronBridge may be indemnified by the Trust under certain circumstances.

Further Information About IronBridge. IronBridge, which was organized as an Illinois limited liability company in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. Day-to-day investment decisions for that portion of the Small Cap Portfolio allocated to IronBridge by the Board of Trustees are the responsibility of Christopher C. Faber, a Portfolio Manager/Analyst with 18 years of experience and Samuel T. Eddins, Director of Research, who has 16 years of experience. [BACKGROUND OF PORTFOLIO MANAGERS PRIOR TO FOUNDING OF IRONBRIDGE TO BE SUPPLIED.] As of March 31, 2004, IronBridge had approximately $1.1 billion in assets under management, of which approximately $145 million represented assets of mutual funds.

                                   PROPOSAL 2

   APPROVAL OF THE PERFORMANCE BASED OR "FULCRUM FEE" ARRANGEMENT RELATING TO
                                   IRONBRIDGE

The Trustees and Hirtle Callaghan believe that a performance fee structure could provide an effective means to reward good relative performance achieved by IronBridge for the Portfolio, while enabling the Portfolio to realize the benefit of lower fees when IronBridge's performance has not reached desired levels. For this reason, and upon the recommendation of Hirtle Callaghan, the Trustees considered and approved the fulcrum fee arrangement described below. If approved by the shareholders of the Portfolio, the fee arrangement ("IronBridge Performance Fee Amendment") would permit the Portfolio to compensate IronBridge based on the investment return it is able to achieve for that portion of the assets of the Portfolio allocated to it (the "IronBridge Account").

Summary of the  Fulcrum  Fee  Arrangement.  If the  IronBridge  Performance  Fee
Amendment is approved and implemented, IronBridge will be rewarded for performance that exceeds the total return ("Index Return") of the Russell 2000 by a specified factor; conversely, the fee to which IronBridge is entitled under the Proposed IronBridge Agreement described in Proposal No. 1, will be reduced with respect to periods during which lesser performance is achieved. A copy of the Performance Fee Amendment, which will govern the fulcrum fee arrangement, appears as Appendix C.

Under the IronBridge Performance Fee Amendment, IronBridge's fee would be adjusted to reflect the performance of the IronBridge Account only after the IronBridge Performance Fee Amendment has been in effect for 12 months. The table below sets forth the fee to which IronBridge would be entitled, assuming that it performs at the indicated levels relative to the Russell 2000. The highlighted entry is the "fulcrum point" -- the performance that IronBridge must achieve in order to receive an unadjusted or "base fee."

         IF THE PERFORMANCE OF THE IRONBRIDGE                  IRONBRIDGE WILL
         ACCOUNT:                                             RECEIVE A FEE OF:
         ------------------------------------                 -----------------
         Is less than the Russell 2000
         Index by:                            -1.80% or more       0.00000%
         Is less than the Russell 2000
         Index by:                                -1.60%           0.05000%
         Is less than the Russell 2000
         Index by:                                -1.40%           0.10000%
         Is less than the Russell 2000
         Index by:                                -1.20%           0.15000%
         Is less than the Russell 2000
         Index by:                                -1.00%           0.20000%
         Is less than the Russell 2000
         Index by:                                -0.80%           0.25000%
         Is less than the Russell 2000
         Index by:                                -0.60%           0.30000%
         Is less than the Russell 2000
         Index by:                                -0.40%           0.35000%
         Is less than the Russell 2000
         Index by:                                -0.20%           0.40000%
         Equals the Russell 2000 Index:            0.00%           0.45000%
         Exceeds the Russell 2000 Index
         by:                                       0.20%           0.50000%
         Exceeds the Russell 2000 Index
         by:                                       0.40%           0.55000%
         EXCEEDS THE RUSSELL 2000 INDEX BY:        0.60%           0.6000%
         Exceeds the Russell 2000 Index by:        0.80%           0.65000%
         Exceeds the Russell 2000 Index by:        1.00%           0.70000%
         Exceeds the Russell 2000 Index by:        1.20%           0.75000%
         Exceeds the Russell 2000 Index by:        1.40%           0.80000%
         Exceeds the Russell 2000 Index by:        1.60%           0.85000%
         Exceeds the Russell 2000 Index by:        1.80%           0.90000%
         Exceeds the Russell 2000 Index by:        2.00%           0.95000%
         Exceeds the Russell 2000 Index by:        2.20%           1.00000%
         Exceeds the Russell 2000 Index by:        2.40%           1.05000%
         Exceeds the Russell 2000 Index by:        2.60%           1.10000%
         Exceeds the Russell 2000 Index by:        2.80%           1.15000%
         Exceeds the Russell 2000 Index by:   3.00% or more        1.20000%

A more detailed discussion of the performance fee arrangement approved by the Board appears below.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2

FURTHER INFORMATION ABOUT THE PROPOSED FULCRUM FEE ARRANGEMENT. The arrangement calls for the payment to IronBridge of quarterly fees. The quarterly fee will consist of a base fee ("Base Fee") adjusted by a factor referred to as the "Performance Component." IronBridge's Base Fee will be calculated at the annual rate of .60% (or 60 basis points) of the average net assets of the IronBridge Account. Each quarterly payment will consist of .15% (or 15 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the IronBridge Account for the immediately preceding 12 month period, on a "rolling basis" ("rolling basis" means that, at each quarterly fee calculation, the Gross Total Return of the IronBridge Account, the Index Return and the average net assets of the IronBridge Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation). The Performance Component for IronBridge is equal to 25% of the difference between (i) the total return of the IronBridge Account calculated without regard to expenses incurred in the operation of such Account ("Gross Total Return") and (ii) Index Return plus a performance hurdle of .60% (or 60 basis points).

Expressed in mathematical terms, the fee payable to IronBridge each quarter would be:

IronBridge's Quarterly Fee =
Base Fee + [(Gross Total Return) - (Index Return + .60 of 1%)] x 25%

A key feature of the proposed performance fee arrangement is the inclusion in the above formula of the "performance hurdle." This performance hurdle is equal to the annual Base Fee and its effect is that IronBridge will earn a performance adjustment only with respect to the value that its portfolio management adds to the IronBridge Account after taking into account the cost -- before any performance adjustment is made -- of its portfolio management services.

Another important feature of the proposed performance fee arrangement is that, under the terms of the IronBridge Performance Fee Amendment, IronBridge's annual fee will never exceed 1.20% of the average daily net assets of the IronBridge Account. IronBridge's annual fee may, however, fall to zero under certain circumstances. Shareholders should be aware that one consequence of the IronBridge Performance Fee Amendment is that IronBridge could be entitled to higher fees even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Russell 2000 is greater than the decline in the value of the IronBridge Account.

Because the IronBridge Performance Fee Amendment provides that no performance adjustment will be paid until the arrangement has been in effect for 12 months, it is possible that payments of the base fee made during the first 9 months of such period may exceed the appropriate performance adjusted fee. To address this possibility, the IronBridge Performance Fee Amendment provides for a "recoupment feature" with respect to the first 12 months during which the IronBridge Performance Fee Amendment is in effect. This feature will be applicable only if the aggregate of the payments to IronBridge made with respect to the 12 month initial period exceeds the performance-adjusted fee to which IronBridge would be entitled with respect to such period. In this event, advisory fees payable to IronBridge with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received with respect to the initial 12 month period and such performance adjusted fee is fully recouped by the Portfolio.

CALCULATION DETAIL; EFFECT OF THE PERFORMANCE FEE AMENDMENTS. As already noted above, under the IronBridge Performance Fee Amendment, IronBridge's fee would be adjusted to reflect the performance of the IronBridge Account only after the IronBridge Performance Fee Amendment has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which such Amendment becomes effective.

Initial Period. For each of the first three-quarters of the Initial Period, IronBridge would be entitled to receive a Base Fee of .15% of the average net assets of the IronBridge Account (or 15 basis points). At the end of the fourth quarter of the Initial Period, IronBridge would be entitled to receive a fee equal to .15% of the average net assets of the IronBridge Account plus or minus the applicable performance adjustment for the Initial Period. This adjustment would be calculated by multiplying the average net assets of the IronBridge Account for the Initial Period by a factor ("Performance Component") equal to 25% of the difference between (i) the total return of the IronBridge Account, calculated without regard to expenses incurred in the operation of such Account ("Gross Total Return") during the Initial Period, and (ii) the Index Return during the Initial Period plus the performance hurdle of 0.60%.

Subsequent Quarterly Periods. For each quarter following the fourth quarter of the Initial Period, IronBridge would receive a quarterly base fee (15 basis points) plus or minus 25% of the Performance Component multiplied by the average net assets of the IronBridge Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the IronBridge Account, the Index Return and the average net assets of the IronBridge Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

Maximum Performance Adjusted Fee. Under the IronBridge Performance Fee Amendment, the Base Fee, as adjusted by application of the Performance Component ("Performance Adjusted Fee") is limited such that the annual advisory fee received by IronBridge will not exceed 1.20% of the average net assets (or 120 basis points) of the IronBridge Account. Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the IronBridge Account outperforms the Russell 2000 by a factor of at least 300 basis points. The maximum payment to IronBridge for any quarter (other than the fourth quarter of the Initial Period) will be limited to not more than .30% of the average net assets of the IronBridge Account (or 30 basis points).

Minimum Contractual Fee. There is no minimum fee payable to IronBridge under the IronBridge Performance Fee Amendment. Stated another way, IronBridge could, under certain circumstances, receive no fee at all for a given period. This would occur, however, only in the event that the IronBridge Account underperforms the Russell 2000 by a factor of at least 120 basis points.

As indicated above, the advisory fees payable to IronBridge at the end of each of the first three fiscal quarters of the Initial Period would be paid at the Base Fee rate and would not be increased or decreased to reflect the performance of the IronBridge Account. At the end of the fourth fiscal quarter following the Effective Date, however, IronBridge would be entitled to receive a Performance Adjusted Fee based on the performance of the IronBridge Account during the full 12 months of the Initial Period. Hypothetical examples of how such Performance Adjusted Fees would be calculated at the end of the Initial Period are set forth in Appendix A.

Factors Considered by the Board of Trustees. During the course of their deliberations with respect to the IronBridge Performance Fee Amendment, the Trustees considered representations made by Hirtle Callaghan to the effect that, at the Small Cap Portfolio's current asset levels, the fee to be paid by the Small Cap Portfolio to IronBridge was not competitive with fees received by IronBridge from other investment advisory clients similar to the Small Cap Portfolio. The Board also considered that, as a result of the performance hurdles, IronBridge would earn a positive performance adjustment only to the extent that its activities resulted in sufficient value added to cover the scheduled Base Fee with respect to the immediately preceding 12 month period.

The Board was also advised by counsel regarding the requirements of the Investment Advisers Act of 1940 ("Investment Advisers Act") as they relate to incentive compensation such as is contemplated by the IronBridge Performance Fee Amendment. The Board reviewed with counsel and management rules adopted by the SEC under the Investment Advisers Act that contemplate that a performance adjustment will be calculated based on the change in the net asset value per share of the fund involved. Among other things, the Board considered that (i) the incentive fee formula requires that the investment performance achieved by IronBridge must exceed the Russell 2000 by the equivalent of the Base Fee and thus that the "fulcrum point" is appropriate; (ii) the securities in which the Portfolio is designed to invest are those that comprise the Russell 2000 and thus that the selection of the Russell 2000 as the index against which performance will be measured under the IronBridge Performance Fee Amendment is appropriate; (iii) IronBridge's investment performance would be measured with respect to 12 month periods and on a "rolling basis," thus making it less likely that advisory fee payments will be affected by short-term or "random" fluctuations in the Portfolio's performance than might be the case if a short measuring period were used in the incentive formula; and (iv) the recoupment feature (described above) assures that the Portfolio is not disadvantaged if IronBridge performs poorly during the Initial Period -- the period in which the transition from an asset-based fee structure and the performance based fee structure will be made.

The Board also considered the fact that under the IronBridge Performance Fee Amendment, IronBridge's performance would be measured against the gross performance achieved in that portion of the Small Cap Portfolio allocated to IronBridge and thus that performance compensation calculated in the manner contemplated by the

IronBridge Performance Fee Amendment might be viewed as inconsistent with the Investment Advisers Act. In light of the foregoing, it was determined that, if approved by the shareholders of the Small Cap Portfolio, the IronBridge
Performance Fee Amendment would not become effective unless and until the issuance of an SEC order specifically authorizing IronBridge and the Trust to implement the contemplated performance fee arrangement. There can be no assurance that such relief will be granted by the SEC. If such relief is not obtained, and assuming the Proposed IronBridge Agreement is implemented as described in Proposal 1, the Proposed IronBridge Agreement, including the asset-based fee it contains, will remain in effect in accordance with its terms.

                                   PROPOSAL 3

  APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE TRUST AND FRANKLIN
              RELATING TO THE SMALL CAPITALIZATION EQUITY PORTFOLIO

The proposed engagement of Franklin as a Specialist Manager for the Portfolio is also the result of the extensive search, undertaken by Hirtle Callaghan, for investment advisory organizations experienced in the universe of small capitalization companies in which the Portfolio primarily invests, as generally represented by the Russell 2000. Hirtle Callaghan's recommendations were presented to the Board at meetings held on August 26, 2004 and September 14, 2004, and, at the September 14th meeting, the Board, including a majority of the Independent Trustees, approved the proposed Franklin engagement and the Proposed Franklin Agreement.

Hirtle Callaghan's recommendation was based on its view of the performance of trends in the small capitalization equity markets generally; the nature of the investment process employed by Franklin relative to the Portfolio's current Specialist Managers and the need, in Hirtle Callaghan's view, to ensure that, as the assets of the Portfolio grow, the Portfolio will continue to have access to portfolio managers with the capacity and experience to take advantage of investment opportunities within the small cap market sector. Also a factor in this recommendation was the fact that Franklin had agreed to accept an asset-based fee calculated at the rate lower than those offered to other clients of Franklin, pending approval and implementation of a fulcrum-fee arrangement.(5)

In reaching its decision to approve the Franklin engagement, the Board (i) concluded that the Franklin investment approach, which is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities, together with the professional experience of the Franklin investment team would augment the Portfolio's access to the small cap market;
(ii) reviewed information relating to the performance achieved by Franklin in managing other accounts in accordance with the same investment approach to be implemented for the Portfolio; and (iii) concluded that the rate at which the Franklin fee would be calculated under the Proposed Franklin Agreement was both fair and reasonable in light of the services to be provided by Franklin. More detailed information about Franklin and the Board's consideration of this Proposal No. 3 are set forth below. A copy of the Proposed Franklin Agreement is set forth in Appendix D to this proxy statement.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3

Factors Considered by the Board. In evaluating Hirtle Callaghan's recommendation that additional managers be engaged for the Portfolio, the Board considered the fact that investments in small capitalization equity securities generally require intensive "issuer by issuer" research; that mangers in this sector may be less effective managing large asset pools than is the case in, for example, the large cap sector (i.e. companies represented in the S&P 500 Stock Index); and that certain of the Portfolio's current Specialist Managers had informed the Trust that they were reaching capacity. The Board also considered information received from Hirtle Callaghan regarding the manager search that resulted in the recommendation, Hirtle Callaghan's evaluation of Franklin, its investment philosophy and investment approach; the professional background and experience of the Franklin investment team and Franklin's expected contribution to the Portfolio's effort to achieve its overall objective in the small cap asset class. The Board also received a detailed presentation from representatives of Franklin regarding the Franklin "peer group relativization" investment approach; the firm's stock selection process (including the analysis that precedes buy and sell decisions); the over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, used by Franklin to determine a stock's attractiveness; and the disciplines that Franklin anticipates it would use in structuring investments for the Portfolio.

The Board also considered the advisory fee proposed to be paid under the Proposed Franklin Agreement. In this regard, the Board considered information provided by Franklin with respect to the depth of its research and its proprietary analytical models. Also considered were the annual fee rates charged by Franklin to other of the firm's clients and representations made by Hirtle Callaghan to the effect that the fee rate included in the Proposed Franklin Agreement was achieved as a result of an arms-length bargaining process and recognized the willingness of the Board to consider moving to the proposed fulcrum fee arrangement. The Board also considered the fact that the impact that the

----------
(5) This arrangement and the Board's consideration thereof are described in connection with Proposal 4.

proposed fee rate would have on the Portfolio's expense ratio would depend on future determinations as to the percentage of the Portfolio's assets allocated to Franklin.

The Board also considered the fact that the terms and conditions set forth in the Proposed Agreement are substantively the same as those to which the Portfolio's current Specialist Managers are subject. Under the Proposed Franklin Agreement, Franklin would: (i) provide a continuous investment program for that portion of the Portfolio's assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are to be executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The agreement also provides that the named portfolio manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the portfolio manager for any loss sustained by the Trust except losses caused by willful misfeasance, reckless disregard of duty, bad faith or gross negligence on the part of the portfolio manager; termination by the Trust or by the portfolio manager upon sixty days' written notice; and termination in the event of an "assignment" as defined in the Investment Company Act. The Proposed Agreement also provides that Franklin may be indemnified by the Trust under certain circumstances.

Further Information About Franklin. Franklin, which was organized as a Massachusetts limited liability company in 1982, is headquartered at One Boston Place, 29th Floor, Boston, Massachusetts 02108. Day-to-day investment decisions for that portion of the Small Cap Portfolio that will be allocated to Franklin are the responsibility of a team of investment professionals lead by John S. Cone, president & CEO. John has been with Franklin Portfolio Associates since its inception in 1982. John has an extensive background in computer modeling and quantitative methods. John is a member of the Boston Security Analysts Society, Chicago Quantitative Alliance, and the Q Group. Additionally, John is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University. Franklin is a wholly owned indirect subsidiary of Mellon Financial Corporation and has no affiliation with the Franklin Templeton Group of Funds or Franklin Resources, Inc. As of March 31, 2004, Franklin had approximately $22.1 billion in assets under management, of which approximately $10.37 billion represented assets of mutual funds.

                                   PROPOSAL 4

   APPROVAL OF THE PERFORMANCE BASED OR "FULCRUM FEE" ARRANGEMENT RELATING TO
                                    FRANKLIN

The Trustees and Hirtle Callaghan believe that a performance fee structure could provide an effective means to reward good relative performance achieved by Franklin for the Portfolio, while enabling the Portfolio to realize the benefit of lower fees when Franklin's performance has not reached desired levels. For this reason, and upon the recommendation of Hirtle Callaghan, the Trustees considered and approved the fulcrum fee arrangement described below. If approved by the shareholders of the Portfolio, the fee arrangement ("Franklin Performance Fee Amendment") would permit the Portfolio to compensate Franklin based on the investment return it is able to achieve for that portion of the assets of the Portfolio allocated to it (the "Franklin Account").

Summary of the Fulcrum Fee Arrangement. If the Franklin Performance Fee Amendment is approved and implemented, Franklin will be rewarded for performance that exceeds the Index Return by a specified factor; conversely, the fee to which Franklin is entitled under the Proposed Franklin Agreement described in Proposal No. 3, will be reduced with respect to periods during which lesser performance is achieved. A copy of the Performance Fee Amendment, which will govern the fulcrum fee arrangement, appears as Appendix E.

Under the Franklin Performance Fee Amendment, Franklin's fee would be adjusted to reflect the performance of the Franklin Account only after the Franklin Performance Fee Amendment has been in effect for 12 months. The table below sets forth the fee to which Franklin would be entitled with respect to periods during which the Franklin Account achieves returns at the indicated levels relative to the Russell 2000. The highlighted entry is the "fulcrum point" -- the performance that Franklin must achieve in order to receive an unadjusted or "base fee." As indicated by the table, the applicable "performance hurdle" is lower for period during which the assets of the Franklin Account equal or exceed $100 million.

         IF FRANKLIN ACCOUNT IS < $100 MILLION                   IF FRANKLIN ACCOUNT IS $100 MILLION OR MORE
         -------------------------------------                   -------------------------------------------
       IF PERFORMANCE OF                  FRANKLIN WILL         IF PERFORMANCE OF                   FRANKLIN WILL
       FRANKLIN ACCOUNT:               RECEIVE A FEE OF:        FRANKLIN ACCOUNT:                 RECEIVE A FEE OF:
  Is less than Russell          -2.60%         0.10000%       Is  less  than   Russell       -2.30%         0.10000%
  2000 by:                     or more                        2000 by:                      or more
  Is less than Russell          -2.40%         0.12000%       Is  less  than   Russell       -2.10%         0.10500%
  2000 by:                                                    2000 by:
  Is less than Russell          -2.20%         0.14000%       Is  less  than   Russell       -1.90%         0.12500%
  2000 by:                                                    2000 by:
  Is less than Russell          -2.00%         0.16000%       Is  less  than   Russell       -1.70%         0.14500%
  2000 by:                                                    2000 by:
  Is less than Russell          -1.80%         0.18000%       Is  less  than   Russell       -1.50%         0.16500%
  2000 by:                                                    2000 by:
  Is less than Russell          -1.60%         0.20000%       Is  less  than   Russell       -1.30%         0.18500%
  2000 by:                                                    2000 by:
  Is less than Russell          -1.40%         0.22000%       Is  less  than   Russell       -1.10%         0.20500%
  2000 by:                                                    2000 by:
  Is less than Russell          -1.20%         0.24000%       Is  less  than   Russell       -0.90%         0.22500%
  2000 by:                                                    2000 by:
  Is less than Russell          -1.00%         0.26000%       Is  less  than   Russell       -0.70%         0.24500%
  2000 by:                                                    2000 by:
  Is less than Russell          -0.80%         0.28000%       Is  less  than   Russell       -0.50%         0.26500%
  2000 by:                                                    2000 by:
  Is less than Russell          -0.60%         0.30000%       Is  less  than   Russell       -0.30%         0.28500%
  2000 by:                                                    2000 by:
  Is less than Russell          -0.40%         0.32000%       Is  less  than   Russell       -0.10%         0.30500%
  2000 by:                                                    2000 by:
  Is less than Russell          -0.20%         0.34000%       Is  less  than   Russell        0.00%         0.31500%
  2000 by:                                                    2000 by:
  Equals Russell 2000:           0.00%         0.36000%       Equals Russell 2000:            0.10%         0.32500%
  Exceeds Russell 2000 by:       0.20%         0.38000%       Exceeds   Russell   2000        0.30%         0.34500%
                                                              by:
  EXCEEDS RUSSELL 2000 BY:       0.40%         0.40000%       EXCEEDS   RUSSELL   2000        0.35%         0.35000%
                                                              BY:
  Exceeds Russell 2000 by:       0.60%         0.42000%       Exceeds Russell 2000 by:        0.50%         0.36500%
  Exceeds Russell 2000 by:       0.80%         0.44000%       Exceeds Russell 2000 by:        0.70%         0.38500%
  Exceeds Russell 2000 by:       1.00%         0.46000%       Exceeds Russell 2000 by:        0.90%         0.40500%
  Exceeds Russell 2000 by:       1.20%         0.48000%       Exceeds Russell 2000 by:        1.10%         0.42500%
  Exceeds Russell 2000 by:       1.40%         0.50000%       Exceeds Russell 2000 by:        1.30%         0.44500%
  Exceeds Russell 2000 by:       1.60%         0.52000%       Exceeds Russell 2000 by:        1.50%         0.46500%
  Exceeds Russell 2000 by:       1.80%         0.54000%       Exceeds Russell 2000 by:        1.70%         0.48500%

         IF FRANKLIN ACCOUNT IS < $100 MILLION                     IF FRANKLIN ACCOUNT IS $100 MILLION OR MORE
         -------------------------------------                     -------------------------------------------
       IF PERFORMANCE OF                  FRANKLIN WILL          IF PERFORMANCE OF                     FRANKLIN WILL
       FRANKLIN ACCOUNT:               RECEIVE A FEE OF:         FRANKLIN ACCOUNT:                   RECEIVE A FEE OF:
  Exceeds Russell 2000 by:       2.00%         0.56000%       Exceeds Russell 2000 by:        1.90%         0.50500%
  Exceeds Russell 2000 by:       2.20%         0.58000%       Exceeds Russell 2000 by:        2.10%         0.52500%
  Exceeds Russell 2000 by:       2.40%         0.60000%       Exceeds Russell 2000 by:        2.30%         0.55000%
  Exceeds Russell 2000 by:       2.60%         0.62000%       Exceeds Russell 2000 by:        2.50%         0.57000%
  Exceeds Russell 2000 by:       2.80%         0.64000%       Exceeds Russell 2000 by:        2.70%         0.59000%
  Exceeds Russell 2000 by:       3.00%         0.66000%       Exceeds Russell 2000 by:        2.80%         0.60000%
                                                                                            or more
  Exceeds Russell 2000 by:       3.20%         0.68000%
  Exceeds Russell 2000 by:       3.40%         0.70000%
                               or more

A more detailed discussion of the performance fee arrangement approved by the Board appears below.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 4

FURTHER INFORMATION ABOUT THE PROPOSED FULCRUM FEE ARRANGEMENT. The arrangement calls for the payment to Franklin of quarterly fees. Franklin's quarterly fee will consist of a base fee ("Base Fee") adjusted by a Performance Component. When the assets of the Franklin Account are less than $100 million, Franklin's Base Fee will be calculated at the annual rate of .40% (or 40 basis points) of the average net assets of the Franklin Account and each quarterly payment will consist of .10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the Franklin Account for the immediately preceding 12 month period, on a "rolling basis." When the assets of the Franklin Account are $100 million or greater, Franklin's Base Fee will be calculated at the annual rate of .35% (or 35 basis points) of the average net assets of the Franklin Account and each quarterly payment will consist of .0875% (or 8.75 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the Franklin Account for the immediately preceding 12 month period, on a "rolling basis." The Performance Component is equal to 10% of the difference between (i) the total return of the Franklin Account calculated without regard to expenses incurred in the operation of such Account ("Gross Total Return") and (ii) Index Return plus a performance hurdle. For the Franklin Performance Fee Amendment, the performance hurdle will be .40% (or 40 basis points) when the assets of the Franklin Account are less than $100 million, but will be reduced to .35% (or 35 basis points) when the assets of the Franklin Account exceed $100 million.

Expressed in mathematical terms, the fee payable to Franklin each quarter when the assets of the Franklin Account are less than $100 million would be:

Franklin's Quarterly Fee =
Base Fee + [(Gross Total Return) - (Index Return + .40 of 1%)] x 10%

Expressed in mathematical terms, the fee payable to Franklin each quarter when the assets of the Franklin Account are equal to or greater than $100 million would be:

Franklin's Quarterly Fee =
Base Fee + [(Gross Total Return) - (Index Return + .35 of 1%)] x 10%

A key feature of the proposed performance fee arrangement is the inclusion in the above formula of the "performance hurdles." These performance hurdles are equal to the annual Base Fee and their effect is that Franklin will earn performance adjustments only with respect to the value that its portfolio management adds to the Franklin Account after taking into account the cost -- before any performance adjustment is made -- of its portfolio management services.

Another important feature of the proposed performance fee arrangement is that, under the terms of the Franklin Performance Fee Amendment, Franklin's annual fee will never exceed .70% of the average daily net assets of the Franklin Account when the assets of the Franklin Account are less than $100 million, and when the assets of the Franklin Account are equal to or greater than $100 million, will not exceed 0.60% of the average daily net assets of the Franklin Account. Shareholders should be aware that one consequence of the Franklin Performance

Fee Amendment is that Franklin could be entitled to higher fees even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Russell 2000 is greater than the decline in the value of the Franklin Account.

Because the Franklin Performance Fee Amendment provides that no performance adjustment will be paid until the arrangement has been in effect for 12 months, it is possible that payments of the base fee made during the first 9 months of such period may exceed the appropriate performance adjusted fee. To address this possibility, the Franklin Performance Fee Amendment provides for a "recoupment feature" with respect to the first 12 months during which the Franklin Performance Fee Amendment is in effect. This feature will be applicable only if the aggregate of the payments to Franklin made with respect to the 12 month initial period exceeds the performance adjusted fee to which Franklin would be entitled with respect to such period. In this event, advisory fees payable to Franklin with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received with respect to the initial 12 month period and such performance adjusted fee is fully recouped by the Account.

CALCULATION DETAIL; EFFECT OF THE PERFORMANCE FEE AMENDMENTS. As already noted above, under the Franklin Performance Fee Amendment, Franklin's fee would be adjusted to reflect the performance of the Franklin Account only after the Franklin Performance Fee Amendment has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which such Amendment becomes effective.

Initial Period. For each of the first three-quarters of the Initial Period, Franklin would be entitled to receive a Base Fee of .10% of the average net assets of the Franklin Account (or 10 basis points). At the end of the fourth quarter of the Initial Period, Franklin would be entitled to receive a fee equal to .10% of the average net assets of the Franklin Account plus or minus the applicable performance adjustment for the Initial Period. This adjustment would be calculated by multiplying the average net assets of the Franklin Account for the Initial Period by the Performance Component, which in the case of Franklin would be equal to 10% of the difference between (i) the total return of the Franklin Account, calculated without regard to expenses incurred in the operation of the Franklin Account ("Gross Total Return") during the Initial Period, and (ii) the Index Return during the Initial Period plus the performance hurdle (0.40% if assets of the Franklin Account are less than $100 million and 0.35% if assets of the Franklin Account are equal to or greater than $100 million).

Subsequent Quarterly Periods. For each quarter following the fourth quarter of the Initial Period, Franklin would receive a quarterly base fee (10 basis points when assets of the Franklin Account are less than $100 million and 8.75 basis points when assets of the Franklin Account are equal to or greater than $100 million) plus or minus 25% of the Performance Component multiplied by the average net assets of the Franklin Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Franklin Account, the Index Return and the average net assets of such Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

Maximum Performance Adjusted Fee. Under the Franklin Performance Fee Amendment, when assets of the Franklin Account are less than $100 million, the Base Fee, as adjusted by application of the Performance Component ("Performance Adjusted Fee") is limited such that the annual advisory fee received by Franklin will not exceed .70% of the average net assets (or 70 basis points) of the Franklin
Account. Due to the performance hurdle noted above, these maximum fee levels would be attained only to the extent that the Franklin Account outperforms the Russell 2000 by a factor of at least 340 basis points. Under such circumstances, the maximum payment to Franklin for any quarter (other than the fourth quarter of the Initial Period) will be limited to not more than .175% of the average net assets of the Franklin Account (or 17.5 basis points).

Under the Franklin Performance Fee Amendment, when assets of the Franklin Account are equal to or greater than $100 million, the Base Fee, as adjusted by application of the Performance Component ("Performance Adjusted Fee") is limited such that the annual advisory fee received by Franklin will not exceed .60% of the average net assets (or 60 basis points) of the Franklin Account. Due to the performance hurdle noted above, these maximum fee levels would be attained only to the extent that the Franklin Account outperforms the Russell 2000 by a factor of at least 280 basis points. Under such circumstances, the maximum payment to Franklin for any quarter (other than the fourth quarter of the Initial Period) will be limited to not more than .15% of the average net assets of the Franklin Account (or 15 basis points).

Minimum Contractual Fee. The minimum 12 month fee payable under the Franklin Performance Fee Amendment is 0.10% (or 10 basis points).

EFFECT OF THE PERFORMANCE FEE AMENDMENTS. As indicated above, the advisory fees payable to Franklin at the end of each of the first three fiscal quarters of the Initial Period would be paid at the Base Fee rate and would not be increased or decreased to reflect the performance of the Franklin Account. At the end of the fourth fiscal quarter following the Effective Date, however, Franklin would be entitled to receive a Performance Adjusted Fee based on the performance of the Franklin Account during the full 12 months of the Initial Period. Hypothetical examples of how such Performance Adjusted Fees would be calculated at the end of the Initial Period are set forth in Appendix A.

Factors Considered by the Board of Trustees. During the course of their deliberations with respect to the Franklin Performance Fee Amendment, the Trustees considered representations made by Hirtle Callaghan to the effect that, at the Small Cap Portfolio's current asset levels, the fee to be paid by the Small Cap Portfolio to Franklin was not competitive with fees received by Franklin from other investment advisory clients similar to the Small Cap Portfolio, the particular investment style to be followed by Franklin in managing that portion of the Small Cap Portfolio's assets assigned to it, the nature and quality of the services historically provided by that firm to its clients and its depth and resources. The Board also considered the fact that, as a result of the performance hurdles, Franklin would earn a positive performance adjustment only to the extent that its activities resulted in sufficient value added to cover the scheduled Base Fee with respect to the immediately preceding 12 month period. In addition, the Board reviewed the use of the Russell 2000 as the basis for the performance Index.

The Board was also advised by counsel regarding the requirements of the Investment Advisers Act as they relate to incentive compensation such as is contemplated by the Franklin Performance Fee Amendment. The Board reviewed with counsel and management rules adopted by the SEC under the Investment Advisers Act that contemplate that a performance adjustment will be calculated based on the change in the net asset value per share of the fund involved. Among other things, the Board considered the facts that (i) the incentive fee formula requires that the investment performance achieved by the Specialist Managers must exceed the Russell 2000 by the equivalent of the Base Fee and thus that the "fulcrum point" is appropriate; (ii) the securities in which the Portfolio is designed to invest are those that comprise the Russell 2000 and thus that the selection of the Russell 2000 as the index against which performance will be measured under the Franklin Performance Fee Amendment is appropriate; (iii) Franklin's investment performances would be measured with respect to 12 month periods and on a "rolling basis," thus making it less likely advisory fee payments will be affected by short-term or "random" fluctuations in the Portfolio's performance than might be the case if a short measuring period were used in the incentive formula; and (iv) the recoupment feature (described above) assures the Portfolio is not disadvantaged if Franklin performs poorly during the Initial Period -- the period in which the transition from an asset-based fee structure and the performance-based fee structure will be made.

The Board also considered the fact that under the Franklin Performance Fee Amendment, Franklin's performance would be measured against the gross performance achieved in that portion of the Small Cap Portfolio allocated to Franklin and thus that performance compensation calculated in the manner contemplated by the Franklin Performance Fee Amendments might be viewed as inconsistent with the Investment Advisers Act. In light of the foregoing, it was determined that, if approved by the shareholders of the Small Cap Portfolio, the Franklin Performance Fee Amendment would not become effective unless and until the issuance of an SEC order specifically authorizing Franklin and the Trust to implement the contemplated performance fee arrangement. There can be no assurance that such relief will be granted by the SEC. If such relief is not obtained, and assuming the Proposed Franklin Agreement is implemented as described in Proposal 3, the Proposed Franklin Agreement, including the asset-based fee it contains, will remain in effect in accordance with its terms.

                       HISTORY AND MANAGEMENT OF THE TRUST

The Trust is a diversified, open-end management investment company. The Trust was organized in 1994 by Hirtle Callaghan to operate in a "multi-manager" or "manager of managers" format. Under this structure, day-to-day portfolio management services are provided to each of the Trust's portfolios by one or more independent investment advisory firms or "Specialist Managers." The Portfolio is one of eight separate investment portfolios currently offered by the Trust. Day-to-day investment decisions for the Portfolio are currently the responsibility of three Specialist Managers, acting under the supervision of the Board of Trustees and Hirtle Callaghan & Co., Inc. Each of the equity oriented investment portfolios that comprise the Trust (including the Portfolio) has retained multiple Specialist Managers to make investment decisions on its behalf. Although each of these Specialist Managers is required to adhere to the investment objective, policies and restrictions of the portfolio served, each firm is also expected to do so in the context of its particular investment management style.

The Trust's Board is responsible for the overall supervision and management of the business and affairs of the Trust, including the selection and general supervision of the Specialist Managers that serve the Trust's several portfolios. In the case of those portfolios, including the Small Cap Portfolio, that are served by more than one Specialist Manager, the Board is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. The Board may increase or decrease the allocation to a Specialist Manager, or terminate a particular Specialist Manager, if the Board deems it appropriate to do so in order to achieve the overall objectives of the portfolio involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to
(a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers. In carrying out its responsibilities, and in particular, in monitoring and evaluating the services provided by the various Specialist Managers, the Board is assisted by Hirtle Callaghan. Hirtle Callaghan's services to the Trust are provided pursuant to the terms of a separate non-discretionary agreement with the Trust. Please refer to more detailed information about Hirtle Callaghan below.

Information about Hirtle Callaghan. Pursuant to a written agreement with the Trust ("HCCI Agreement"), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust. The HCCI Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under the HCCI Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. For the fiscal year June 30, 2004 Hirtle Callaghan received advisory fees from the Portfolio in the amount of $________.

Hirtle Callaghan's principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of June 30, 2004, approximately $____ billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom also serves on the Trust's Board. Mr. Callaghan also serves as President of the Trust. Robert J. Zion, a principal of Hirtle Callaghan, serves as Secretary, Treasurer and Vice President of the Trust. The HCCI Agreement was approved by the Trust's initial shareholder on July 21, 1995, and was last approved by the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on March 9, 2004.

Administration, Distribution and Related Services. BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. For the administration, transfer agency and fund accounting services it provides to the Portfolio, BISYS receives an omnibus fee, which fee is computed daily, paid monthly and inclusive of all out-of-pocket expenses, at an annual rate of .095% of aggregate average net assets up to $600 million; .085% of such assets over $600 million up to $750 million and .075% of such assets over $750 million.

                                  OTHER MATTERS

General Matters Under Delaware Law. As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Holders of 5% of Shares on Record Date. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.


-------------------------------------------------------------------------------
     Name and Address of            Number of Shares      Percentage of Shares
      5% Record Holders
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Abstentions. A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a "broker non-vote," shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed "votes cast" with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote "for" or "against" any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, "broker non-vote" means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

By Order of the Board of Trustees

                            SPECIALIST MANAGER GUIDE

THIS SECTION OF THE PROXY STATEMENT IS DESIGNED TO PROVIDE YOU WITH CERTAIN INFORMATION ABOUT EACH OF THE INVESTMENT ADVISORY ORGANIZATIONS THAT CURRENTLY PROVIDE PORTFOLIO MANAGEMENT SERVICES FOR THE SMALL CAPITALIZATION EQUITY PORTFOLIO OF THE HIRTLE CALLAGHAN TRUST ("SMALL CAP EQUITY PORTFOLIO").

Frontier Capital Management Company, LLC ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta, a Senior Vice President of Frontier since 1995, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A.
1988). Frontier had, as of June 30, 2003, approximately $5.2 billion in assets under management, of which approximately $342 million represented assets of mutual funds. Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

Frontier seeks to identify companies with unrecognized earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier's investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

Geewax, Terker and Co. ("Geewax") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. During the past year, Geewax has voluntarily waived a portion of its fees. The principal offices of Geewax are located at 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, PA 19317. John Geewax has been a general partner and chief investment officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Geewax. Bruce Terker is the designated assistant portfolio manager for the portion of the Portfolio's assets assigned to Geewax. Mr. Terker co-founded Geewax in 1982. Mr. Terker is involved with systems development and the administration of the firm as well as a contributor to the firm's research and development effort and serves as Mr. Geewax's back-up on all CIO functions. As of June 30, 2004, Geewax managed assets of approximately $3.1 billion, of which approximately $335 million represented assets of mutual funds. Geewax, a Pennsylvania partnership, and registered investment adviser since 1982, is controlled by Mr. Geewax and Mr. Terker, the firm's general partners.

Geewax adheres to a top-down quantitative investment philosophy. In selecting investments for the Portfolio, Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth and reasonable valuations. Geewax then conducts an in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries. Decisions with respect to both the purchase and disposition of securities are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000(R) Value Index.

Sterling Johnston Capital Management, L.P. ("Sterling Johnston"), a registered investment adviser since 1985, serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Sterling Johnston's principal offices are located at 50 California Street, San Francisco, California 94111. As of June 30, 2004, Sterling Johnston managed assets of $13 billion, of which approximately $205 million represented assets of mutual funds.

Sterling Johnston is compensated for its services to The Small Capitalization Equity Portfolio based on the performance that Sterling Johnston is able to achieve with respect to that portion ("Sterling Johnston Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward Sterling Johnston for performance that exceeds the total return of the Russell 2000(R) Growth Index by a factor of at least 0.40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Sterling Johnston is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the Sterling Johnston Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Sterling Johnston Account is greater than (or less than) the designated "fulcrum point" - the total return of the Russell 2000(R) Growth Index plus a 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Sterling Johnston will earn a performance adjustment only with respect to the value that its portfolio management adds to the Sterling Johnston Account. The fulcrum fee arrangement provides that Sterling Johnston's fee cannot exceed 0.80% (80 basis points) with respect to any 12-month period and does not provide for the payment to Sterling Johnston of any minimum annual fee.

It should be noted that, under the performance fee arrangement, Sterling Johnston could earn a positive performance adjustment in declining markets if the decline in the total return of the Sterling Johnston Account is less than the decline in the total return of the Russell 2000(R) Growth Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm's Chairman. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston currently provides investment advisory services to one mutual fund other than The Small Capitalization Equity Portfolio. Sterling Johnston is an independent investment advisory firm; 95% of the firm's equity is held by its principles, including Mr. Johnston, who holds a controlling interest in the firm.

Sterling Johnston's investment objective is to create a portfolio of aggressive small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston's process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

                                   APPENDIX A
                      PRO FORMA FEE AND EXPENSE INFORMATION

For purposes of the various examples presented in this Appendix A, it has been assumed that the assets of the Portfolio will be divided evenly among the five specialist managers, although actual allocations may vary.

COMPARATIVE ANNUAL OPERATING EXPENSES. The table and example shown below are designed to assist investors in understanding the various costs and expenses of investment in shares of the Small Cap Portfolio in the event that the Proposed Agreements and/Performance Fee Amendments are implemented. The table and accompanying example are designed to correspond with the tables that appear on page 10 of the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses of performance and actual expenses may vary from year to year and may be higher or lower than those shown.

The following table provides data concerning the Portfolio's management fees and expenses as a percentage of average net assets for the fiscal year ended June 30, 2004. Figures shown reflect expenses under the Portfolio's existing advisory arrangements and expenses that would be incurred if the Performance Fee Amendments had been in effect during that period, and assuming that the Small Cap Portfolio outperformed the Russell by a factor of 3.4% (or 340 basis points) as show in Table 1B. Figures shown reflect expenses incurred during the fiscal year ended June 30, 2004.

                                                                                             Under Performance Fee
                                  Under Current Portfolio     Under Proposed Agreements           Amendments
                                  Management Arrangements       (w/o performance fee)         (w/performance fee)
                                  -----------------------     -------------------------      ---------------------
Management Fees                            0.55%                        0.48%                        0.74%
Other Expenses                             0.13%                        0.13%                        0.13%
Total Portfolio                            0.68%                        0.61%                        0.87%
Operating Expenses

EXAMPLE: The following illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                                             Under Performance Fee
                                  Under Current Portfolio     Under Proposed Agreements           Amendments
                                  Management Arrangements       (w/o performance fee)         (w/performance fee)
                                  -----------------------     -------------------------      ---------------------
One Year                                   $ 69                         $ 62                        $  89
Three Years                                $218                         $195                        $ 278
Five Years                                 $379                         $340                        $ 482
Ten Years                                  $847                         $762                        $1,073

The preceding example assumes that all dividends and distributions are reinvested and that the percentage totals shown in Table 2: "Annual Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

HYPOTHETICAL PERFORMANCE ADJUSTMENTS, ASSUMING A POSITIVE PERFORMANCE
ADJUSTMENT.

IronBridge. Table 1A below shows the manner in which the value added by IronBridge would be determined for purposes of calculating the advisory fee payable to IronBridge at the end of the Initial Period, under circumstances that would result in a net increase in advisory fees payable to IronBridge:

Base Fee + [(Gross Total Return) - (Index Return + .60 of 1%)] x 25%

         Table 1A

         -----------------------------------------------------------------------------------------------------
         Gross Total Return of IronBridge Account                                                11.00%
                                                                                                 ======
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
         Index Return for the Initial Period                                                     10.00%
         +Performance hurdle of 60 basis points                                                   +.60%
         --------------------------------------                                                   -----
         The Fulcrum Point                                                                       10.60%
                                                                                                 ======
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
         Gross Total Return of IronBridge Account                                                11.00%
         - Performance that must be exceeded to earn positive performance adjustment             10.60%
         Value Added by IronBridge over the Fulcrum Point                                          .40%
                                                                                                  =====
         -----------------------------------------------------------------------------------------------------

Assuming the facts shown in the hypothetical example above, IronBridge would have received a quarterly base fee of .15% of the average net assets of the IronBridge Account (15 basis points) for each of the first three quarters of the Initial Period. For the fourth quarter, IronBridge would be entitled to receive a Base Fee of .15% of the average net assets of the IronBridge Account (15 basis points) plus 25% of value added by IronBridge during the Initial Period (25% x 40 basis points = .10% or 10 basis points). Thus, the payment to IronBridge at the end of the fourth quarter would be the Base Fee of .15% of the average net assets of the IronBridge Account plus a performance adjustment of .10% of such assets, for a total payment of .25% of the average net assets of the IronBridge Account (25 basis points). The total Performance Adjusted Fee paid to IronBridge for the Initial Period would be .70% of the average net assets of the IronBridge Account for the Initial Period.

Franklin. Tables 1B and 1C, below, show the manner in which the value added by Franklin would be determined for purposes of calculating the advisory fee payable to Franklin at the end of the Initial Period, under circumstances that would result in a net increase in advisory fees payable to Franklin:

Where assets of the Franklin Account are less than $100 million: Base Fee + [(Gross Total Return) - (Index Return + .40 of 1%)] x 10%

         Table 1B

         -----------------------------------------------------------------------------------------------------
         Gross Total Return of Franklin Account                                                  11.00%
                                                                                                 ======
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
         Index Return for the Initial Period                                                     10.00%
         +Performance hurdle of 40 basis points                                                   +.40%
         --------------------------------------                                                  ------
         The Fulcrum Point                                                                       10.40%
                                                                                                 ======
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
         Gross Total Return of Franklin  Account                                                 11.00%
         - Performance  that must be exceeded to earn positive performance adjustment            10.40%
         Value Added by Franklin over the Fulcrum Point                                            .60%
                                                                                                 ======
         -----------------------------------------------------------------------------------------------------

Assuming the facts shown in the hypothetical example above, Franklin would have received a quarterly base fee of .10 % of the average net assets of the Franklin Account (10 basis points) for each of the first three quarters of the Initial Period. For the fourth quarter, Franklin would be entitled to receive a Base Fee of .10% of the average net assets of the Franklin Account (10 basis points) plus

10% of value added by Franklin during the Initial Period (10% x 60 basis points = .06% or 6 basis points). Thus, the payment to Franklin at the end of the fourth quarter would be the Base Fee of .10% of the average net assets of the Franklin Account plus a performance adjustment of .06% of such assets, for a total payment of .16% of the average net assets of the Franklin Account (16 basis points). The total Performance Adjusted Fee paid to Franklin for the Initial Period would be .46% of the average net assets of the Franklin Account for the Initial Period.

Where assets of the Franklin  Account are equal to or greater than $100 million:
Base Fee + [(Gross Total Return) - (Index Return + .35 of 1%)] x 10%

         Table 1C

         -----------------------------------------------------------------------------------------------------
         Gross Total Return of Franklin Account                                                  11.00%
                                                                                                 ======
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
         Index Return for the Initial Period                                                     10.00%
         +Performance hurdle of 35 basis points                                                   +.35%
         --------------------------------------                                                  ------
         The Fulcrum Point                                                                       10.35%
                                                                                                 ======
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
         Gross Total Return of Franklin  Account                                                 11.00%
         - Performance  that must be exceeded to earn positive performance adjustment            10.35%
         Value Added by Franklin over the Fulcrum Point                                            .65%
                                                                                                 ======
         -----------------------------------------------------------------------------------------------------

Assuming the facts shown in the hypothetical example above, Franklin would have received a quarterly base fee of .10 % of the average net assets of the Franklin Account (10 basis points) for each of the first three quarters of the Initial Period. For the fourth quarter, Franklin would be entitled to receive a Base Fee of .0875% of the average net assets of the Franklin Account (8.75 basis points) plus 10% of value added by Franklin during the Initial Period (10% x 65 basis points = .065% or 6.5 basis points). Thus, the payment to Franklin at the end of the fourth quarter would be the Base Fee of .0875% of the average net assets of the Franklin Account plus a performance adjustment of .065% of such assets, for a total payment of .1525% of the average net assets of the Franklin Account (15.25 basis points). The total Performance Adjusted Fee paid to Franklin for the Initial Period would be .4525% of the average net assets of the Franklin Account for the Initial Period.

PRO FORMA EXPENSE IMPACT.
Table 1D below shows the amount of the advisory fees that would have been paid to IronBridge and Franklin had they outperformed the Russell to the extent shown in the hypothetical example set forth in Tables 1A, 1B and 1C during the fiscal year ended June 30, 2004. Also shown is the fee that would have been payable under the flat fee arrangements contemplated by the Proposed Agreements, as well as the pro forma expense ratio of the Small Cap Portfolio as a whole in both cases.

         Table 1D

Average net assets subject to performance arrangement*  $118,386,456


Performance Adjusted Fee to IronBridge**                IronBridge Fee of .60% of average net assets
$828,705                                                $710,319

Performance Adjusted Fee to Franklin***                 Franklin Fee of .40% of average net assets
$544,578                                                $473,546

Resulting Pro forma Expense Ratio                       Resulting Pro forma Expense Ratio
for the Total Portfolio****                             for the Total Portfolio****
0.74%                                                   0.69%


------------
*   The net assets of the Small Cap Portfolio as of June 30, 2004 were
    $591,932,281.
** Effective annual rate of 0.80% of subject assets, calculated as shown in Table 1A.
*** Effective annual rate of 0.46% of subject assets, calculated as shown in
    Table 1[B/C].
****Figure shown includes all expenses, other than extraordinary expenses and brokerage commissions.

HYPOTHETICAL PERFORMANCE ADJUSTMENTS, ASSUMING A NEGATIVE PERFORMANCE
ADJUSTMENT.

IronBridge. The following table shows the manner in which the value added by IronBridge would be determined for purposes of calculating the advisory fee payable to IronBridge at the end of the Initial Period under circumstances that would result in a net decrease in advisory fees payable to IronBridge. In this example, the hypothetical Gross Total Return of the IronBridge Account is the same as is shown in Table 1A, but the Index Return for the period is higher than in the prior example.

         Table 2A

         -----------------------------------------------------------------------
         Gross Total Return of IronBridge Account                    11.00%
                                                                     ======
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Index Return                                                11.00%
         + Performance hurdle of 60 basis points                      +.60%
         ---------------------------------------                     ------
         The Fulcrum Point                                           11.60%
                                                                     ======
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Gross Total Return of IronBridge Account                    11.00%
         - The Fulcrum Point                                         11.60%
         -------------------                                         ------
         Value Added by IronBridge over the Fulcrum Point            - .60%
                                                                     ======
         -----------------------------------------------------------------------

Assuming the facts shown in the hypothetical above, IronBridge would have received a quarterly payment under the Base Fee of 0.15% (15 basis points) of the average net assets of the IronBridge Account for each of the first three quarters of the Initial Period. For the fourth quarter, IronBridge would be entitled to receive a Performance Adjusted Fee equal to 0.15% of the average net assets of the IronBridge Account less 25% of the shortfall in the IronBridge Account during the prior 12 month period -- in this case, 25% x -60 basis points = -0.15% (or -15 basis points). Thus, factoring in this downward adjustment, IronBridge would not be entitled to receive any fourth quarter payment. This is so because, under the applicable formula, the Base Fee installment of 0.15% of the average nets assets of the IronBridge Account would be reduced by 15 basis points. Thus, IronBridge's Performance Adjusted Fee for the entire Initial Period would be 0.45% of the assets of the IronBridge Account (or 45 basis points).

Franklin. Tables 2B and 2C, below, show the manner in which the value added by Franklin would be determined for purposes of calculating the advisory fee payable to Franklin at the end of the Initial Period under circumstances that would result in a net decrease in advisory fees payable to Franklin. In this example, the hypothetical Gross Total Return of the Franklin Account is the same as is shown in Tables 1B and 1C, but the Index Return for the period is higher than in the prior example.

Where the assets of the Franklin Account are less than $100 million:

         Table 2B

         ----------------------------------------------------------------------

         Gross Total Return of Franklin Account                     11.00%
                                                                    ======
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         Index Return                                               11.00%
         + Performance hurdle of 40 basis points                     +.40%
         ---------------------------------------                    ------
         The Fulcrum Point                                          11.40%
                                                                    ======
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         Gross Total Return of Franklin Account                     11.00%
         - The Fulcrum Point                                        11.40%
         -------------------                                        ------
         Value Added by Franklin over the Fulcrum Point              -.40%
                                                                    ======
         ----------------------------------------------------------------------

Assuming the facts shown in the hypothetical above, Franklin would have received a quarterly payment under the Base Fee of 0.10% (10 basis points) of the average net assets of the Franklin Account for each of the first three quarters of the Initial Period. For the fourth quarter, Franklin would be entitled to receive a Performance Adjusted Fee equal to 0.10 % of the average net assets of the Franklin Account less 10% of the shortfall in the Franklin Account during the prior 12 month period -- in this case, 10% x -40 basis points = -0.0.4% (or -4 basis points). Thus, factoring in this downward adjustment, Franklin would receive a fourth quarter payment of 6 basis points. This is so because, under the applicable formula, the Base Fee installment of 0.10% of the average nets assets of the Franklin Account would be reduced by 4 basis points. Thus, Franklin's Performance Adjusted Fee for the entire Initial Period would be 0.36% of the assets of the Franklin Account (or 36 basis points).

Where the assets of the Franklin Account are equal to or greater than $100 million:

         Table 2C

         -----------------------------------------------------------------------

         Gross Total Return of Franklin Account                       11.00%
                                                                      ======
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Index Return                                                 11.00%
         + Performance hurdle of 35 basis points                       +.35%
         ---------------------------------------                       -----
         The Fulcrum Point                                            11.35%
                                                                      ======
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Gross Total Return of Franklin Account                       11.00%
         - The Fulcrum Point                                          11.35%
         -------------------                                          ------
         Value Added by Franklin over the Fulcrum Point                -.35%
                                                                      ======
         -----------------------------------------------------------------------

Assuming the facts shown in the hypothetical above, Franklin would have received a quarterly payment under the Base Fee of 0.10% (10 basis points) of the average net assets of the Franklin Account for each of the first three quarters of the Initial Period. For the fourth quarter, Franklin would be entitled to receive a Performance Adjusted Fee equal to 0.10% of the average net assets of the Franklin Account less 10% of the shortfall in the Franklin Account during the prior 12 month period -- in this case, 10% x -35 basis points = -0.035% (or -3.5 basis points). Thus, factoring in this downward adjustment, Franklin would be entitled to receive a fourth quarter payment of 6.5 basis points. This is so because, under the applicable formula, the Base Fee installment of 0.10% of the average nets assets of the Franklin Account would be reduced by 3.5 basis points. Thus, Franklin's Performance Adjusted Fee for the entire Initial Period would be 0.365% of the assets of the Franklin Account (or
36.5 basis points).

PRO FORMA EXPENSE IMPACT.

Table 2D below shows the amount of the advisory fees that would have been paid to IronBridge and Franklin had they underperformed the Russell to the extent shown in the hypothetical example set forth in Tables 2A, 2B and 2C during the fiscal year ended June 30, 2004. Also shown is the fee that would have been payable under the flat fee arrangements contemplated by the Proposed Agreements, as well as the pro forma expense ratio of the Small Cap Portfolio as a whole in both cases.

         Table 2D

Average net assets subject to performance arrangement*  $118,386,456


Performance Adjusted Fee to IronBridge**                IronBridge Fee of .60% of average net assets
$532,739                                                $710,319

Performance Adjusted Fee to Franklin***                 IronBridge Fee of .40% of average net assets
$355,159                                                $473,546

Resulting Pro forma Expense                             Resulting Pro forma Expense Ratio
Ratio for the Total Portfolio****                       for the Total Portfolio****
0.64%                                                   0.69%


----------------------
*    The net  assets  of the  Small  Cap  Portfolio  as of June 30,  2004  were
     $591,932,281.
** Effective annual rate of 0.45% of subject assets, calculated as shown in Table 2A.
*** Effective annual rate of 0.30% of subject assets, calculated as shown in Table 2[B/C].
**** Figure shown includes all expenses, other than extraordinary expenses and brokerage commissions.

                                   APPENDIX B

                         PORTFOLIO MANAGEMENT AGREEMENT
                  FOR THE SMALL CAPITALIZATION EQUITY PORTFOLIO

AGREEMENT made this ___ day of __________, 200_, between IronBridge Capital Management, LLC, an Illinois Limited Liability Company ("Portfolio Manager"), and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers eight series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Small Capitalization Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager's responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other sub-adviser of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

      (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

      (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

      (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

      (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Trust including, without limitation:
(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Portfolio Management Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.60% of the average daily net asset value of the Account, which fee shall be payable monthly.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager's current Form ADV on file with the Securities and Exchange Commission; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, "SEC Filings" means the Trust's registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers and employees from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager's current Form ADV on file with the Securities and Exchange Commission or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. .

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, then the Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager's personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Fund); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's Custodian, Administrator or Accounting Agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing or Filings in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under the Internal Revenue Code of 1986, as amended) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, then the Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6.  Permissible  Interest.  Subject  to  and  in  accordance  with  the  Trust's
Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect for two years. Thereafter, this Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees
("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust's assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle Callaghan & Co., Inc. ("HCCI")), and derivative of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the IronBridge Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name "IronBridge" and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name ("IronBridge Marks"), are valuable property of the Portfolio Manager and that the use of the IronBridge Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board's consideration of these matters in various documents required to be filed by the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act, compliance procedures required by Rule 206(4)-7 under the Investment Advisors Act and anti-money laundering procedures. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:


If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
                           West Conshohocken, PA 19428

If to Portfolio Manager:

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager's Form ADV, copies of which have been provided to the Trust's Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The Small Capitalization Equity Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                            IronBridge Capital Management, LLC


                                   By:_______________________


ATTEST: The Hirtle Callaghan Trust (on behalf of The Small Capitalization Equity Portfolio)


                                   By:_______________________

                                   APPENDIX C

                       PROPOSED PERFORMANCE FEE AMENDMENT

AMENDMENT effective as of ____________, to that certain Portfolio Management Agreement dated __________, 200__, ("Agreement") between IronBridge Capital Management, LLC, ("Specialist Manager") and The Hirtle Callaghan Trust, a Delaware business trust ("Trust").

WHEREAS, the Trust has retained the Specialist Manager to provide a continuous program of investment management for a portion of the assets of The Small Capitalization Equity Portfolio of the Trust ("Account") pursuant to the Agreement; the Trust desires to compensate the Specialist Manager for its services based, in part, on the performance achieved by the Specialist Manager for the Account;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties to amend the Agreement by deleting Section 4 in its entirety and replacing it with the following new Section 4:

Section 4 Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Specialist Manager under this Agreement, the Specialist Manager shall not be liable for any expenses of the Trust including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Portfolio Management Agreement, Specialist Manager shall be entitled to receive a fee as follows:

Initial Period. Under the Performance Fee Amendment, Specialist Manager's fee would be adjusted to reflect the performance of the Account only after the Performance Fee Amendment has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which the Performance Fee Amendment becomes effective.

For each of the first three quarters of the Initial Period, Specialist Manager shall receive a Base Fee of .15% of the average net assets of the Account (or 15 basis points). For the fourth quarter of the Initial Period, Specialist Manager shall receive a fee equal to .15% of the average net assets of the Account plus or minus a Performance Component multiplied by the average net assets of the Account for the Initial Period. The Performance Component shall be calculated by
(a) computing the difference between (i) the total return of the Account without regard to expenses incurred in the operation of the Account ("Gross Total Return") during the Initial Period, and (ii) the return of the Russell 2000 Index ("Index Return") during the Initial Period plus 60 basis points; and (b) multiplying the resulting factor by 25%.

Subsequent Quarterly Periods. For each quarter following the fourth quarter of the Initial Period, Specialist Manager will receive a quarterly fee of 15 basis points plus or minus 25% of the Performance Component (calculated in the same manner as set forth with respect to the Initial Period and set forth above) multiplied by the average net assets of the Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Account, the Index Return and the average net assets of the Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

Maximum Performance Adjusted Fee. Notwithstanding the formula set forth above, the maximum fee to which Specialist Manager shall be entitled with respect to any 12 month period shall be 1.20% of the average net assets of the Account (or 120 basis points). The maximum fee to which Specialist Manager shall be entitled with respect to any quarter (other than the fourth quarter of the Initial Period) shall be .30% of the average net assets of the Account (or 30 basis points). Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the Account outperforms the Index by a factor of at least 300 basis points.

Minimum Contractual Fee. There is no minimum fee payable to Specialist Manager under the Performance Fee Amendment. Stated another way, Specialist Manager could, under certain circumstances, receive no fee at all for a given period. This would occur, however, only in the event that the Account underperforms the Russell 2000 Index by a factor of at least 180 basis points.

Recoupment Feature. The Performance Fee Amendment provides for a "recoupment feature" with respect to the Initial Period. If the aggregate of the payments to Specialist Manager made with respect to the first four quarters following the Effective Date exceed the Performance Adjusted Fee to which Specialist Manager would be entitled with respect to the Initial Period, advisory fees payable to Specialist Manager with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by Specialist Manager with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the Account. Specialist Manager could, therefore, not be entitled to receive any advisory fee payment following the Initial Period, depending on the performance actually achieved by the Account during such period.

In the event of termination of this Agreement, all compensation due to the Specialist Manager through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination. This Amendment shall become effective as of the first date written above.


IronBridge Capital Management, LLC:        The Hirtle Callaghan Trust on behalf
                                           of The Small Cap Equity Portfolio:


By:________________________________        By:_________________________________

Date:______________________________        Date:_______________________________

                                   APPENDIX D

                         PORTFOLIO MANAGEMENT AGREEMENT
                  FOR THE SMALL CAPITALIZATION EQUITY PORTFOLIO

AGREEMENT  made this ___ day of __________,  200_,  between  Franklin  Portfolio
Associates,   LLC,  a  [____________]   Limited  Liability  Company  ("Portfolio
Manager"), and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers eight series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Small Capitalization Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager's responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other sub-adviser of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

      (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

      (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

      (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

      (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Trust including, without limitation:
(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Portfolio Management Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.40% of the average daily net asset value of the Account, which fee shall be payable monthly.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager's current Form ADV on file with the Securities and Exchange Commission; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, "SEC Filings" means the Trust's registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers and employees from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager's current Form ADV on file with the Securities and Exchange Commission or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. .

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, then the Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager's personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Fund); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's Custodian, Administrator or Accounting Agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing or Filings in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under the Internal Revenue Code of 1986, as amended) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, then the Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6.  Permissible  Interest.  Subject  to  and  in  accordance  with  the  Trust's
Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect for two years. Thereafter, this Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees
("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust's assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle Callaghan & Co., Inc. ("HCCI")), and derivative of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Franklin Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name "Franklin" and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name ("Franklin Marks"), are valuable property of the Portfolio Manager and that the use of the Franklin Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board's consideration of these matters in various documents required to be filed by the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act, compliance procedures required by Rule 206(4)-7 under the Investment Advisors Act and anti-money laundering procedures. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:


If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
                           West Conshohocken, PA 19428

If to Portfolio Manager:
                             Mr. Gregg E. Pendergast
                       Franklin Portfolio Associates, LLC
                          One Boston Place, 29th Floor
                                Boston, MA 02108

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager's Form ADV, copies of which have been provided to the Trust's Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The Small Capitalization Equity Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                          Franklin Portfolio Associates, LLC


                                 By:_______________________


ATTEST: The Hirtle Callaghan Trust (on behalf of The Small Capitalization Equity Portfolio)


                                 By:_______________________

                                   APPENDIX E


                       PROPOSED PERFORMANCE FEE AMENDMENT

AMENDMENT effective as of ____________, to that certain Portfolio Management Agreement dated __________, 200__, ("Agreement") between Franklin Portfolio Associates, LLC, ("Specialist Manager") and The Hirtle Callaghan Trust, a Delaware business trust ("Trust").

WHEREAS, the Trust has retained the Specialist Manager to provide a continuous program of investment management for a portion of the assets of The Small Capitalization Equity Portfolio of the Trust ("Account") pursuant to the Agreement; the Trust desires to compensate the Specialist Manager for its services based, in part, on the performance achieved by the Specialist Manager for the Account;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties to amend the Agreement by deleting Section 4 in its entirety and replacing it with the following new Section 4:

Section 4 Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Specialist Manager under this Agreement, the Specialist Manager shall not be liable for any expenses of the Trust including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Portfolio Management Agreement, Specialist Manager shall be entitled to receive a fee as follows:

Initial Period. Under the Performance Fee Amendment, Specialist Manager's fee would be adjusted to reflect the performance of the Account only after the Performance Fee Amendment has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which the Performance Fee Amendment becomes effective.

For the first three quarters of the Initial Period, Specialist Manager shall receive a Base Fee of .10% of the average net assets of the Account (or 10 basis points). For the fourth quarter of the Initial Period, Specialist Manager shall receive a fee equal to .10% of the average net assets of the Account plus or minus a Performance Component multiplied by the average net assets of the Account for the Initial Period. The Performance Component shall be calculated by
(a) computing the difference between (i) the total return of the Account without regard to expenses incurred in the operation of the Account ("Gross Total Return") during the Initial Period, and (ii) the return of the Russell 2000 Index during the Initial Period plus 40 basis points; and (b) multiplying the resulting factor by 10%. The minimum annual fee payable to the Specialist Manager for the initial period shall be 0.10%.

Subsequent Quarterly Periods During Which the Assets of the Account are Less Than $100 Million. For each quarter following the fourth quarter of the Initial Period during which the assets of the account are less than $100 million, Specialist Manager will receive a quarterly fee of 10 basis points plus or minus 25% of the Performance Component (calculated in the same manner as set forth with respect to the Initial Period and set forth above) multiplied by the average net assets of the Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Account, the Index Return and the average net assets of the Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation. Notwithstanding the formula set forth above, the maximum fee to which Specialist Manager shall be entitled with respect to any 12 month period under such circumstances shall be .70% of the average net assets of the Account (or 70 basis points). The maximum fee to which Specialist Manager shall be entitled with respect to any quarter (other than the fourth quarter of the Initial Period) shall be .175% of the average net assets of the Account (or 17.5 basis points). Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the Account outperforms the Index by a factor of at least 340 basis points. The minimum fee payable to Specialist Manager under the Performance Fee Amendment during which the assets of the account are less than $100 million shall be 0.10%.


Subsequent Quarterly Periods During Which the Assets of the Account are Equal to or Greater Than $100 Million. For each quarter following the fourth quarter of the Initial Period during which the assets of the account are equal to or greater than $100 million, Specialist Manager will receive a quarterly fee of
8.75 basis points plus or minus 25% of the Performance Component (calculated in the same manner as set forth with respect to the Initial Period and set forth above) multiplied by the average net assets of the Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Account, the Index Return and the average net assets of the Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation. Notwithstanding the formula set forth above, the maximum fee to which Specialist Manager shall be entitled with respect to any 12 month period under such circumstances shall be .60% of the average net assets of the Account (or 60 basis points). The maximum fee to which Specialist Manager shall be entitled with respect to any quarter (other than the fourth quarter of the Initial Period) shall be .15% of the average net assets of the Account (or 15 basis points). Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the Account outperforms the Index by a factor of at least 280 basis points. The minimum annual fee payable to Specialist Manager under the Performance Fee Amendment during which the assets of the account are greater than $100 million shall be 0.10%.

Recoupment Feature. The Performance Fee Amendment provides for a "recoupment feature" with respect to the Initial Period. If the aggregate of the payments to Specialist Manager made with respect to the first four quarters following the Effective Date exceed the Performance Adjusted Fee to which Specialist Manager would be entitled with respect to the Initial Period, advisory fees payable to Specialist Manager with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by Specialist Manager with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the Account. Specialist Manager could, therefore, not be entitled to receive any advisory fee payment following the Initial Period, depending on the performance actually achieved by the Account during such period.

In the event of termination of this Agreement, all compensation due to the Specialist Manager through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination. This Amendment shall become effective as of the first date written above.


Franklin Portfolio Associates, LLC:        The Hirtle Callaghan Trust on behalf
                                           of The Small Cap Equity Portfolio:


By:__________________________________      By: _________________________________

Date:_________________________________     Date: _______________________________

                                      PROXY

                    The Small Capitalization Equity Portfolio
                          of The Hirtle Callaghan Trust
                         Special Meeting of Shareholders
                                October 25, 2004

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned appoints, Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the "Trust") representing interests in the Trust's Small Capitalization Equity Portfolio at the offices of Hirtle, Callaghan & Co., Inc., Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on October 25, 2004, at 10 a.m. and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR each of the proposals noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The Board of Trustees recommends that you vote "FOR" each the proposal below.

(1) TO APPROVE A PORTFOLIO MANAGEMENT AGREEMENT ("IRONBRIDGE AGREEMENT") BETWEEN THE TRUST AND IRONBRIDGE CAPITAL MANAGEMENT LLC ("IRONBRIDGE") RELATING TO THE
PORTFOLIO:

                 FOR              AGAINST           ABSTAIN
                 ---              -------           -------
                 / /                / /                / /

(2) TO APPROVE AN AMENDMENT TO THE IRONBRIDGE AGREEMENT THAT WILL, UNDER CERTAIN CIRCUMSTANCES, PROVIDE FOR THE PAYMENT TO IRONBRIDGE OF PERFORMANCE BASED
COMPENSATION:

                 FOR              AGAINST           ABSTAIN
                 ---              -------           -------
                 / /                / /                / /

(3) TO APPROVE A PORTFOLIO MANAGEMENT AGREEMENT ("FRANKLIN AGREEMENT") BETWEEN THE TRUST AND FRANKLIN PORTFOLIO ASSOCIATES LLC ("FRANKLIN") RELATING TO THE
PORTFOLIO:

                 FOR              AGAINST           ABSTAIN
                 ---              -------           -------
                 / /                / /                / /

(4) TO APPROVE AN AMENDMENT TO THE FRANKLIN AGREEMENT THAT WILL, UNDER CERTAIN CIRCUMSTANCES, PROVIDE FOR THE PAYMENT TO FRANKLIN OF PERFORMANCE BASED
COMPENSATION:

                 FOR              AGAINST           ABSTAIN
                 ---              -------           -------
                 / /                / /                / /

IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Dated:________________, 2004

---------------------------------------------- ---------------------------------

                                                The Small Capitalization Equity
                                                Portfolio

-------------------------------------
Signature and Title

-------------------------------------
Signature, if held jointly
                                                     __________________ shares
---------------------------------------------- ---------------------------------

Sign, Date and Return the Proxy
Promptly Using the Enclosed Envelope to:    BISYS
                                            ATTN: RYAN LOUVAR, COUNSEL
                                            100 Summer Street, Suite 1500
                                            Boston, Massachusetts 02110